EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the Imergent, Inc. (the "Company") Annual Report on Form 10-K for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald L. Danks, Chairman and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    September 26, 2003          By:   /s/ DONALD L. DANKS
                                            -----------------------------------
                                            Donald L. Danks
                                            Chairman and Chief Executive Officer


         A signed original of this written statement required by Section 906 has been provided to Imergent, Inc. and will be retained by Imergent, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.